Exhibit 7(b)

                             POWER OF ATTORNEY


          The undersigned hereby appoints each of David J. Roy and Kurt T. Borowsky as his true agent to act in his name, place, or stead to execute and file with the Securities and Exchange Commission a Schedule 13D under the Securities Exchange Act or 1934, including any and all amendments thereto, reporting his interest in shares of common stock of Outlet Communications, Inc., together with the other information required thereby, and a Joint Filing Agreement in connection therewith.

          Each of said Attorneys and each substitute, if any, appointed as above provided shall have all the powers, including discretionary powers, that are granted to said Attorneys by any of the provisions of this instrument and, acting alone and without notice to anyone, may exercise any or all of said powers in the same manner and with the same effect as if appointed by this instruments as my sole Attorney-in-Fact.

          THIS POWER OF ATTORNEY SHALL NOT BE AFFECTED BY SUBSEQUENT DISABILITY OR INCOMPETENCE.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of July, 1995.


                                             /S/ Raymond G. Chambers
                                             ---------------------------
                                             Raymond G. Chambers

                                             /S/ Julius Koppelman
                                             ---------------------------
                                             Julius Koppelman

                                             /S/ Frank E. Walsh, Jr.
                                             ---------------------------
                                             Frank E. Walsh, Jr.

                                             /S/ Hugh J. Byrnes
                                             ---------------------------
                                             Hugh J. Byrnes

                                             /S/ Jeffrey R. Walsh
                                             ---------------------------
                                             Jeffrey R. Walsh

                                             /S/ Manfred L. Steyn
                                             ---------------------------
                                             Manfred L. Steyn






                                    Page 22 of 67



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                                             MBL Life Assurance
                                             Corporation,
                                             Successor to The Mutual
                                             Benefit Life Insurance Company

                                             By: /S/ Joseph F. Krupsky
                                                 -----------------------
                                             Joseph F. Krupsky

                                             The Hartington Trust

                                             By: /S/ Kurt T. Borowsky
                                                 -----------------------
                                             Kurt T. Borowsky, Trustee

                                             /S/ David J. Roy
                                             ---------------------------
                                             David J. Roy

                                             The OCI Trust

                                             /S/ Jeffrey R. Walsh
                                             ---------------------------
                                             Jeffrey R. Walsh, Trustee

                                             /S/ John D. Howard
                                             ------------------
                                             John D. Howard






                                    Page 23 of 67